Filed Pursuant to Rule 497(a)
File No. 333-236517
Rule 482 AD

OFS Capital Corporation Prices Public Offering of Additional $25 Million of 4.75% Notes Due 2026 with a Re-Offer Yield of Approximately 4.50%

Chicago, IL - March 15, 2021 - OFS Capital Corporation (the “Company”) (Nasdaq: OFS) announced today that it has priced a registered public offering of an additional $25 million aggregate principal amount of its 4.75% notes due 2026 (the “Notes”) which will result in net proceeds to the Company of approximately $24.7 million after deducting payments of underwriting discounts and estimated offering expenses payable by the Company. The Notes will be issued at a price of 101.038% of the aggregate principal amount of the Notes, plus accrued interest, resulting in a re-offer yield of approximately 4.50%.

Purchasers will be required to pay accrued and unpaid interest on the Notes from February 10, 2021 up to (but excluding) the date of delivery of the Notes. On August 10, 2021, the Company will pay this pre-issuance accrued interest on the Notes to the holders of the Notes as of the applicable record date, along with interest accrued on the Notes offered hereby from the date of delivery to such interest payment date.

The Notes will constitute a further issuance of, have the same terms as, rank equally in right of payment with, and be fungible and form a single series with the $100 million in aggregate principal amount of the 4.75% Notes due 2026 that the Company initially issued on February 10, 2021. Upon the issuance of the Notes, the outstanding aggregate principal amount of the Company’s 4.75% notes due 2026 will be $125 million.

The Notes will mature on February 10, 2026 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 4.75% per year, payable semi-annually in arrears on February 10 and August 10 of each year, beginning on August 10, 2021.

The offering is subject to customary closing conditions and is expected to close on March 18, 2021.

The Company intends to use the net proceeds of the offering to fund investments in debt and equity securities in accordance with its investment objectives and for other general corporate purposes. The Company may also use the net proceeds from the offering to repay outstanding indebtedness under its secured revolving credit facility with BNP Paribas, as amended (the “BNP Facility”). As of March 12, 2021, the Company had $35.7 million of indebtedness outstanding under the BNP Facility, which bore interest at rates from 1.94% to 2.69% as of such date. The BNP Facility matures on June 20, 2024.

Goldman Sachs & Co. LLC is acting as sole book-running manager for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated March 15, 2021, and accompanying prospectus, dated April 10, 2020, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from: Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282.

About OFS Capital Corporation

The Company is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company. The Company's investment objective is to provide stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. The Company invests primarily in privately held middle-market companies in the United States, including lower-middle-market companies, targeting investments of $3 to $20 million in companies with annual EBITDA between $5 million and $50 million. The Company offers flexible solutions through a variety of asset classes including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. The Company's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19401 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. All forward-looking statements speak only as of the time of this press release.

1 Registration does not imply a certain level of skill or training.

SOURCE: OFS Capital Corporation

OFS Capital Corporation
INVESTOR RELATIONS:
Steve Altebrando, 646-652-8473
saltebrando@ofsmanagement.com